UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

February 28, 2019

Date of Report (Date of earliest event reported)

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada	1-15226	98-0355077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

As previously announced, on February 13, 2019, Encana Corporation (“Encana”), completed its previously announced strategic combination with Newfield Exploration Company, a Delaware corporation (“Newfield”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 31, 2018, by and among Encana, Neapolitan Merger Corp., a Delaware corporation and an indirect, wholly-owned subsidiary of Encana (“Merger Sub”), and Newfield. Pursuant to the Merger Agreement, Merger Sub merged with and into Newfield, with Newfield surviving the merger as an indirect, wholly-owned subsidiary of Encana (the “Merger”). The Report on Form 8-K filed by Encana with the Securities and Exchange Commission (the “SEC”) on February 20, 2019 and the definitive joint proxy statement/prospectus filed by Encana with the SEC pursuant to Rule 424(b)(3) under the Securities Act of 1933 on January 8, 2019 contain additional information about the Merger.

The audited financial statements of Newfield, and the related report of independent registered public accounting firm, unaudited pro forma condensed combined financial statements, and the related notes, and supplemental pro forma combined oil, natural gas liquids and natural gas reserves information, in each case, referred to in Item 9.01 are incorporated by reference into this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements

The audited consolidated balance sheet of Newfield, as of December 31, 2018 and December 31, 2017, the consolidated statements of operations and comprehensive income, the consolidated statements of cash flows and the consolidated statement of stockholders’ equity of Newfield, for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto, are included as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 28, 2019, relating to the consolidated financial statements of Newfield is included as Exhibit 99.1 hereto and is incorporated by reference into this Item 9.01(a).

(b) Pro Forma Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2018 gives effect to the Merger as if the Merger had been completed on December 31, 2018. The unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018 gives effect to the Merger as if the Merger had been completed on January 1, 2018. The pro forma financial information, and the related notes thereto, are included as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(b).

The supplemental pro forma combined oil and natural gas reserves information as of December 31, 2018 gives effect to the Merger as if the Merger had been completed on January 1, 2018, is included as Exhibit 99.4 hereto and is incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 23.2	Consent of Ryder Scott Company, L.P.

Exhibit 23.3	Consent of DeGolyer and MacNaughton.

Exhibit 23.4	Consent of McDaniel & Associates Consultants Ltd.

Exhibit 23.5	Consent of Netherland, Sewell & Associates, Inc.

Exhibit 99.1	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 28, 2019, relating to the consolidated financial statements of Newfield.

Exhibit 99.2	The audited consolidated balance sheet of Newfield, as of December 31, 2018 and December 31, 2017, and the consolidated statements of operations and comprehensive income, consolidated statements of cash flows and consolidated statements of stockholders’ equity of Newfield, for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto.

Exhibit 99.3	The unaudited pro forma condensed combined balance sheet as of December 31, 2018 and the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018.

Exhibit 99.4	Supplemental pro forma combined oil and natural gas reserves information as of December 31, 2018.

Exhibit 99.5	Report of Ryder Scott Company, L.P.

Exhibit 99.6	Report of DeGolyer and MacNaughton.

Exhibit 99.7	Report of McDaniel & Associates Consultants Ltd. (incorporated by reference to Exhibit 99.1 to Encana’s Annual Report on Form 10-K filed on February 28, 2019, SEC File No. 001-15226).

Exhibit 99.8	Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.2 to Encana’s Annual Report on Form 10-K filed on February 28, 2019, SEC File No. 001-15226).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2019

ENCANA CORPORATION (Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb Title: Assistant Corporate Secretary